EXECUTION
FIRST AMENDMENT TO
PLEDGE AND SECURITY AGREEMENT
(QUEST RESOURCE CORPORATION)
     THIS FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (herein referred to as this “Security Agreement Amendment”) is executed as of July 11, 2008, by QUEST RESOURCE CORPORATION, a Nevada corporation (“Debtor”), whose address is 210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma 73102, for the benefit of ROYAL BANK OF CANADA (in its capacity as “Administrative Agent” and “Collateral Agent” for the Secured Parties, as such term is defined in the Credit Agreement (hereafter defined)), as “Secured Party,” whose address is Royal Bank Plaza, P.O. Box 50, 200 Bay Street, 12th Floor, South Tower, Toronto, Ontario M5J 2W7.
RECITALS
     WHEREAS, pursuant to that certain Credit Agreement, dated as of November 15, 2007 (the “Original Credit Agreement”) (as amended by that Amended and Restated Credit Agreement of even date herewith, as amended, collectively, the “Credit Agreement”), among Debtor, as Debtor, the various financial institutions that are, or may from time to time become, parties thereto (individually an “Lender” and collectively the “Lenders”) and Royal Bank of Canada, as administrative agent (in such capacity, the “Administrative Agent”), and collateral agent (in such capacity, the “Collateral Agent”), the Lenders have agreed to make Term Loans for the account of the Debtor; and
     WHEREAS, to secure loans made by the Lenders to the Debtor pursuant to the Credit Agreement, Debtor entered into that certain Pledge and Security Agreement dated as of November 15, 2007 in favor of the Administrative Agent for the benefit of the Lenders (the “Security Agreement”) pursuant to which the Debtor granted a security interest in all assets of Debtor, including without limitation, all Partnership/Limited Liability Company Interests owned by Debtor; and
     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement of even date herewith (the “Amended and Restated Credit Agreement”), among Debtor, the various financial institutions that were, or become, parties thereto and Royal Bank of Canada, as administrative agent and collateral agent, the Original Credit Agreement was amended and restated in its entirety and the indebtedness owing under the Original Credit Agreement was refinanced and carried forward by the Amended and Restated Credit Agreement and all of the liens and security interests securing the “Obligations” (as defined in the Original Credit Agreement) were carried forward and secured, without interruption or loss of priority, the “Obligations” (as defined in the Amended and Restated Credit Agreement) under the Amended and Restated Credit Agreement; and
     WHEREAS, the Debtor and Administrative Agent are entering into this Security Agreement Amendment to amend Annex B-1 to the Security Agreement to include Debtor’s interest in Quest Eastern Resource LLC and Quest Mergersub, Inc.; and
     WHEREAS, the Debtor has duly authorized the execution, delivery and performance of this Security Agreement Amendment; and
FIRST AMENDMENT TO
PLEDGE AND SECURITY AGREEMENT
QUEST RESOURCE CORPORATION

     WHEREAS, this Security Agreement Amendment is integral to the transactions contemplated by the Loan Documents, and the execution and delivery of this Security Agreement Amendment is a condition precedent to the Lenders’ obligations to extend credit under the Loan Documents.
     ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:
     1. REFERENCE TO AMENDED AND RESTATED CREDIT AGREEMENT. The terms, conditions, and provisions of the Amended and Restated Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as the Lenders are obligated to lend under the Amended and Restated Credit Agreement and thereafter until the Obligations are paid and performed in full.
     2. Annex B-1 attached to the Security Agreement is hereby replaced and Annex B-1 attached hereto is substituted therefor.
     THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Remainder of page Intentionally Blank
Signature Page to Follow.
FIRST AMENDMENT TO
PLEDGE AND SECURITY AGREEMENT
QUEST RESOURCE CORPORATION

     IN WITNESS WHEREOF, the Debtor has caused this Security Agreement to be duly executed and delivered by an officer duly authorized as of the date first above written.

QUEST RESOURCE CORPORATION, a Nevada corporation
By:	/s/ Jerry D. Cash
Jerry D. Cash, Chief Executive Officer

FIRST AMENDMENT TO
PLEDGE AND SECURITY AGREEMENT
QRC
Signature Page

ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security: None

B.	Pledged Shares:
•	100% of the issued and outstanding common stock of Quest Mergersub, Inc., a Delaware corporation.
C.	Partnership/Limited Liability Company Interests:
•	100% of the issued and outstanding membership interests in Quest Oil & Gas, LLC, a Kansas limited liability company.

•	100% of the issued and outstanding membership interests in Quest Energy Service, LLC, a Kansas limited liability company.

•	1,836,521 Common Units (and up to 1,365,000 additional Common Units, depending upon whether Underwriter in QELP IPO exercises its over-allotment right) and 8,857,981 Subordinated Units in Quest Energy Partners, L.P., a Delaware limited partnership.

•	100% of the issued and outstanding membership interests in Quest Energy GP, LLC, a Delaware limited liability company.

•	850 Units in Quest Midstream GP, LLC, a Delaware limited liability company.

•	35,134 Class A Subordinated Units and 4,900,000 Class B Subordinated Units in Quest Midstream Partners, L.P., a Delaware limited partnership.

•	100% of the issued and outstanding membership interests in Quest Eastern Resource LLC (f/k/a PetroEdge Resources (WV) LLC)
D.	Agreements:
•	Operating Agreement of Quest Energy Service, LLC dated December 18, 2006.

•	Operating Agreement of Quest Oil & Gas, LLC dated December 18, 2006.

•	Amended and Restated Limited Liability Company Agreement of Quest Energy GP, LLC dated November 15, 2007.

•	First Amended and Restated Limited Partnership Agreement of Quest Energy Partners, L.P. dated November 15, 2007.

•	Second Amended and Restated Limited Partnership Agreement of Quest Midstream Partners, L.P. dated November 1, 2007.

Annex B-1 — Page 1

•	Amended and Restated Limited Liability Company Agreement of Quest Midstream GP, LLC, dated December 22, 2006.

•	Limited Liability Company Agreement of Quest Eastern Resource dated July 11, 2008.
E.	Commercial Tort Claims: None

F.	Deposit Accounts (including name of bank, address and account number):
•	Account #814172369 at the Bank of Oklahoma.

•	Account #814171588 at the Bank of Oklahoma.

•	Account #737308510 at JPMorgan Chase Bank.

Annex B-1 — Page 2